SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2005
Northwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

United States	0-23817	23-2900888

(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

100 Liberty Street
Warren, Pennsylvania	16365
(Address of principal executive office)	(Zip code)
Registrant’s telephone number, including area code: (814) 726-2140
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Item 8.01 Other Events.
On November 16, 2005, the Registrant held its annual shareholders’ meeting. Attached is the presentation made to shareholders.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
99.1	Slide presentation made to shareholders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCORP, INC.
DATE: November 16, 2005	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Senior Vice President, Finance and Chief Financial Officer